_________________________________________________________________
_____________


                                                       Exhibit 25


                        SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549


                                     FORM T-1
                             STATEMENT OF ELIGIBILITY
                    UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                     CORPORATION DESIGNATED TO ACT AS TRUSTEE


                       CHECK IF AN APPLICATION TO DETERMINE
                       ELIGIBILITY OF A TRUSTEE PURSUANT TO
                         SECTION 305(b)(2)           |__|


                             ______________________


                              THE BANK OF NEW YORK
               (Exact name of trustee as specified in its charter)



New York                                               13-5160382
(State of incorporation                                (I.R.S.
employer
if not a U.S. national bank)
identification no.)

48 Wall Street, New York, N.Y.                         10286
(Address of principal executive offices)               (Zip code)


                       ___________________


                           GTE SOUTHWEST INCORPORATED
               (Exact name of obligor as specified in its charter)


Delaware                                               75-0573444
(State or other jurisdiction of                        (I.R.S
employer
incorporation or organization)
identification no.)


600 Hidden Ridge
Irving, Texas                                          75038
(Address of principal executive offices)               (Zip code)

                       ___________________


                                    Debentures
                        (Title of the indenture securities)


_________________________________________________________________
_____________
                               -2-



1. General information. Furnish the following information as to the Trustee:

       (a) Name and address of each examining or supervising authority to which it is subject.

_________________________________________________________________
________

                  Name
   Address

_________________________________________________________________
________

   Superintendent of Banks of the State of      2 Rector Street,
   New York,
   New York                                     N.Y.  10006, and
   Albany, N.Y.
                                                 12203

   Federal Reserve Bank of New York             33 Liberty
   Plaza, New York,
                                                 N.Y.  10045

   Federal Deposit Insurance Corporation        Washington, D.C.
   20429

   New York Clearing House Association          New York, New
   York

   (b) Whether it is authorized to exercise corporate trust powers.

       Yes.

2.  Affiliations with Obligor.

   If the obligor is an affiliate of the trustee, describe each such affiliation.

   None.  (See Note on page 3.)

16.List of Exhibits.

   Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the "Act") and Rule 24 of the Commission's Rules of Practice.

      1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

      4.  A copy of the existing By-laws of the Trustee.
      (Exhibit 4 to Form T-1 filed with Registration Statement
      No. 33-31019.)

      6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 33-44051.)

      7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

                              NOTE

Inasmuch as this Form T-1 is filed prior to the ascertainment by the Trustee of all facts on which to base a responsive answer to
Item 2, the answer to said Item is based on incomplete information.

Item 2 may, however, be considered as correct unless amended by an amendment to this Form T-1.

                            SIGNATURE

     Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 22nd day of November, 1995.


                                          THE BANK OF NEW YORK



                                          By:    /S/ VIVIAN
GEORGES
                                              Name:  VIVIAN
GEORGES
                                              Title: ASSISTANT
VICE PRESIDENT

                      EXHIBIT 7 TO FORM T-1


                Consolidated Report of Condition

                               of

                      THE BANK OF NEW YORK


                of 48 Wall Street, New York, N.Y. 10286
                And Foreign and Domestic Subsidiaries
a member of the Federal Reserve System at the close of business
June 30, 1995, published in accordance with a call made by the Federal Reserve Bank of the District pursuant to the provisions of the Federal Reserve Act.



                                                  Dollar Amounts
Statement of Resources and Liabilities                       in
Thousands


                             ASSETS


Cash and balances due from depository institutions:
  Noninterest-bearing balances and currency and coin.....
3,025,419
  Interest-bearing balances..............................
881,413
Securities:
  Held-to-maturity securities............................
1,242,368
  Available-for-sale securities..........................
1,774,079
Federal funds sold in domestic offices of the bank ......
5,503,445
Securities purchased under agreements to resell..........
200,634
Loans and lease financing receivables:
  Loans and leases, net of unearned income.............26,599,533
  LESS: Allowance for loan and lease losses............  516,283
Loans and leases, net of unearned income,
  and allowance..........................................
26,083,250
Assets held in trading accounts..........................
1,455,639
Premises and fixed assets (including capitalized leases)
612,547
Other real estate owned..................................
79,667
Investments in unconsolidated subsidiaries and
  associated companies...................................
198,737
Customers' liability to this bank on acceptances
  outstanding............................................
1,111,464
Intangible assets........................................
105,263
Other assets.............................................
1,237,264
Total assets.............................................
$43,511,189

                      EXHIBIT 7 TO FORM T-1

                           LIABILITIES
Deposits:
   In domestic offices................................ 19,233,885
   Noninterest-bearing................................7,677,954
   Interest-bearing...................................11,555,931
In foreign offices, Edge and Agreement subsidiaries,
  and IBFs............................................ 12,641,676
Noninterest-bearing...................................72,479
Interest-bearing......................................12,569,197
Federal funds purchased and securities sold under
agreements to repurchase in domestic offices of the
bank and of its Edge and Agreement subsidiaries,
and in IBFs:
  Federal funds purchased............................. 1,747,659
  Securities sold under agreements to repurchase......    73,553
Demand notes issued to the U.S. Treasury..............   300,000
Trading liabilities...................................   738,317
Other borrowed money:
  With original maturity of one year or less.......... 1,586,443
  With original maturity of more than one year........   220,877
Bank's liability on acceptances executed and
  outstanding......................................... 1,113,102
Subordinated notes and debentures..................... 1,053,860
Other liabilities..................................... 1,489,252
Total liabilities..................................... 40,198,624

                         EQUITY CAPITAL
Common stock..........................................   942,284
Surplus...............................................   525,666
Undivided profits and capital reserves................ 1,849,221
Net unrealized holding gains (losses) on available-
  for-sale securities................................. (       6
62)
Cumulative foreign currency translation adjustments... (     3,9
44)
Total equity capital.................................. 3,312,565
Total liabilities and equity capital.................. $43,511,1
89


I, Robert E. Keilman, Senior Vice President and Comptroller of the above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true to the best of my knowledge and belief.

                                        Robert E. Keilman

We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true and correct.

      J. Carter Bacot
      Thomas A. Renyi        Directors
      Samuel F. Chevalier



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